                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Pocahontas Bankshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       POCAHONTAS BANKSHARES CORPORATION
                              500 Federal Street
                        Bluefield, West Virginia 24701



March 28, 1997


Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Pocahontas Bankshares Corporation ("Corporation"), a West Virginia Corporation and owner of 100% of the outstanding common stock of its subsidiaries, First Century Bank, N.A., Bluefield, West Virginia ("Bluefield") and First Century Bank, Wytheville, Virginia, ("Wytheville") which will be held on Tuesday, April 15, 1997, at 11:00 o'clock a.m., at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia.

  It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope for which postage has been paid. If you have any questions regarding the information in the attached proxy materials, please do not hesitate to call the office of First Century Bank, N.A., (304) 325-8181.

  You will be asked at the meeting to fix the number of directors for the Corporation for the ensuing year at fourteen (14), and to elect the nominees submitted for your consideration in the accompanying Proxy Statement. You will also be asked to ratify the selection of independent auditors for the Corporation for the year ending December 31, 1997. You are urged to read this accompanying Proxy Statement carefully, as it contains detailed information regarding the nominees for directors of the Corporation and the independent auditors of the Corporation.


                                    Very truly yours,


                                    /s/ B. L. Jackson, Jr.

                                    B. L. Jackson, Jr.
                                    Chairman of the Board



                                    /s/ R. W. Wilkinson, President

                                    R. W. Wilkinson, President
                                    and Chief Executive Officer

                       Pocahontas Bankshares Corporation
                      500 Federal Street, P. O. Box 1559
                        Bluefield, West Virginia 24701
                                (304) 325-8181



                ----------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 15, 1997
                ----------------------------------------------


  The Annual Meeting of Stockholders of the Corporation will be held on Tuesday, April 15, 1997, at 11:00 a.m. at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, for the following purposes:

  (1) to fix the number of directors to be elected for the ensuing year at fourteen (14) and to elect the fourteen (14) nominees submitted for consideration in the Proxy Statement accompanying this Notice, and,

  (2) to ratify the selection of Coopers & Lybrand, Certified Public Accountants, to serve as independent auditors for the Corporation for the year ending December 31, 1997, and,

  (3) such other business as may lawfully come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on March 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

  Whether or not you plan to attend the meeting, please mark, date, sign and return the enclosed form of proxy to the Corporation as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.



                                    BY ORDER OF THE BOARD OF DIRECTORS,



                                    /s/ Charles A. Peters
                                    Secretary

March 28, 1997

Bluefield, West Virginia

                       POCAHONTAS BANKSHARES CORPORATION
                       500 Federal Street, P.O. Box 1559
                        Bluefield, West Virginia 24701
                                 (304)325-8181

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 15, 1997

                             PRELIMINARY STATEMENT

  This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting ("Annual Meeting") of Stockholders of Pocahontas Bankshares Corporation ("Corporation"), to be held Tuesday, April 15, 1997, at 11:00 a.m. at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, and any adjournments thereof.

                    SOLICITATION AND REVOCATION OF PROXIES

  All costs of this solicitation of proxies will be borne by the Corporation. In addition to solicitation by mail, certain directors, officers and employees of the Corporation and the banks may solicit proxies in person or by telephone. Such persons will not receive compensation for such solicitation. Banks, brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses, if any, incurred in forwarding materials to their respective clients.

  A stockholder who executes a proxy may revoke it at any time before it is voted. Proxies may be revoked by written notice received prior to the Annual Meeting or by timely submission of a subsequently dated proxy. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications, if any, made by the stockholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting which accompanies the Proxy Statement. Attendance at the Annual Meeting by a stockholder who has given a proxy shall not have the effect of revoking the proxy unless he or she shall so notify the Secretary of the Annual Meeting before the proxy is voted. The persons named as proxies on the accompanying form of proxy were selected by the Board of Directors of the Corporation and are currently directors of the Corporation.

                         VOTING AT THE ANNUAL MEETING

  The close of business on March 25, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 25, 1997, there were 10,000,000 authorized shares of capital stock, $1.25 par value, of the Corporation ("Capital Stock"), 2,000,000 of which shares were issued and outstanding and entitled to vote at the Annual Meeting.

  First Century Bank, N.A., a wholly-owned subsidiary of Pocahontas Bankshares Corporation, holds of record as trustee, co-trustee, executor, co-executor or agent, but not beneficially, 219,464 shares of Capital Stock representing 10.97% of the outstanding Capital Stock of the Corporation. Of these shares the bank holds 174,824 shares as sole trustee of certain revocable and irrevocable trusts and as sole executor of certain estates. The shares held by the bank as co-trustee will be voted by the individual co-trustee and not by the bank. The shares held by the bank as sole trustee or as sole executor will be voted by the bank in accordance with the terms of the trust agreement or at the direction of either (a) the principal or the grantor in the case of revocable trusts, or (b) at the direction of the majority of the adult beneficiaries in the case of irrevocable trusts and estates in which the bank serves as sole executor.

    Each stockholder will be entitled to one vote for each share of Capital Stock registered in his or her name on the books of the Corporation as of the close of business on March 25, 1997. The approval of the holders of a majority of the shares eligible to vote at the meeting is required to elect an individual to serve as director. Cumulative voting is permitted in the election of directors. Accordingly, in voting for directors each shareholder has the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number his shares shall equal, or to distribute such vote on the same principle among as many candidates as he shall think fit. The Board of Directors reserves the right to instruct its proxies to vote cumulatively unless otherwise directed by the shareholder.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of March 25, 1997, the persons or entities who to the best information and knowledge of the Corporation, beneficially own more than 5% of the outstanding shares of the Corporation's Capital Stock. Except where otherwise indicated, the following stockholders are the record owners of, and possess sole voting and investment powers with respect to, all of their shares.


Name and Address                  Amount and Nature of   Percent
of Beneficial Owner               Beneficial Ownership  of Class
-------------------               --------------------  ---------
R. W. Wilkinson                        230,000/(1)/      11.5000%
2207 Orchard Way
Bluefield, West Virginia 24701

The Ethel N. Bowen Foundation          130,000/(2)/       6.5000%
500 Federal Street
Bluefield, West Virginia 24701

-------------------
(1) Includes 220,000 shares owned of record by Mr. Wilkinson. Also includes 10,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

(2) These shares are held by First Century Bank, N.A. as a safekeeping custodian for The Ethel N. Bowen Foundation. The Ethel N. Bowen Foundation is a private charitable foundation, the affairs of which are governed by a board of directors composed of five persons. Three of these directors are also directors of the Pocahontas Bankshares Corporation and First Century Bank, N.A. and include: B. L. Jackson, Jr., R. W. Wilkinson, and B. K. Satterfield. The fourth director, F.W. Wilkinson, is a director of First Century Bank, N.A. The fifth director is Henry C. Bowen.

                       DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth, as of March 25, 1997, to the best information and knowledge of the Corporation, (a) the name and age of each nominee currently serving as a director of the Corporation, (b) certain information regarding his principal occupation during the last five years, (c) the year in which he first became a director, (d) the number and percentage ownership of the Corporation's Capital Stock beneficially owned by him, and (e) the number and percentage ownership of shares of the Corporation's Capital Stock beneficially owned by all officers and directors as a group. Unless otherwise indicated, each director is the record owner of, and possesses sole voting and investment power with respect to, all of his shares and has been primarily engaged in the occupation indicated for the past five years.

                                                                                                            Amount and
                                                                                                             Nature of
                                                                                    Served as a             Beneficial
                                Principal                                           Director of              Ownership
                                Occupation                                     Pocahontas Bankshares          and % of
Name and Age                   (Five Years)                                            Since                     Class
------------                   ------------                                    ---------------------    --------------
Eustace Frederick              Mining Engineering Consultant;                           1987                3,200/(1)/
 66                            Formerly, Senior Vice President                                              .1600%
                               Consolidation Coal Company

                                                                                                            Amount and
                                                                                                             Nature of
                                                                                    Served as a             Beneficial
                                Principal                                           Director of              Ownership
                                Occupation                                     Pocahontas Bankshares          and % of
Name and Age                   (Five Years)                                            Since                     Class
------------                   ------------                                    ---------------------    --------------
B. L. Jackson, Jr.             Chairman of the Board of the Corporation                 1983               12,612/(2)/
 72                            Formerly, President, The First National                                          .6306%
                               Bank of Bluefield

Robert M. Jones, Jr., M.D.     Physician and Surgeon                                    1993                    53,032
 44                                                                                                            2.6516%

Harold L. Miller               President, Flat Top Insurance Agency                     1984                     3,000
 62                                                                                                             .1500%

Charles A. Peters              Secretary of the Corporation,                            1983                    13,260
 74                            President, Peters Equipment Inc.                                                 .6630%

C. E. Richner                  President, C. E. Richner Drilling                        1989                     2,924
 73                            Company                                                                          .1462%

Byron K. Satterfield           Executive Vice President and Trust                       1984               17,140/(3)/
 57                            Officer of First Century Bank, N.A.                                              .8570%

John C. Shott                  Chairman of the Board,                                   1987                    10,480
 73                            Paper Supply Company                                                             .5240%

Scott H. Shott                 Vice President, The Hugh I.                              1985                    25,148
 70                            Shott, Jr. Foundation                                                           1.2574%

Walter L. Sowers               President, Pemco Corporation,                            1983                     9,800
 57                            Manufacturer of Electrical Products                                              .4900%

J. Brookins Taylor, M.D.       Physician                                                1984               34,896/(4)/
 69                                                                                                            1.7448%

James P. Thomas, M.D.          Physician and Surgeon, Retired                           1986                     6,000
 67                                                                                                             .3000%

Frank W. Wilkinson             Vice President, Marketing and                            1996                3,548/(5)/
 35                            Branch Administration, First                                                     .1774%
                               Century Bank, N.A.

                                                                                                            Amount and
                                                                                                             Nature of
                                                                                    Served as a             Beneficial
                                Principal                                           Director of              Ownership
                                Occupation                                     Pocahontas Bankshares          and % of
Name and Age                   (Five Years)                                            Since                     Class
------------                   ------------                                    ---------------------    --------------
R. W. Wilkinson                President and Chief Executive Officer                    1983              230,000/(6)/
 64                            of the Corporation and First Century                                           11.5000%
                               Bank, N.A., Chairman, First Century Bank

All Directors as a                                                                                             425,040
Group  (14 persons)                                                                                           21.2520%

-------------------
(1) Includes 1,600 shares owned of record by Mr. Frederick. Also, includes 400 shares owned of record by Mr. Frederick's wife and 1,200 shares owned of record by Mr. Frederick's children.

(2) Includes 7,100 shares owned of record by Mr. Jackson. Also, includes 5,160 shares owned of record by Mr. Jackson's wife and 352 shares owned of record by Mr. Jackson's children.

(3) Includes 12,020 shares owned of record by Mr. Satterfield. Also, includes 1,000 shares controlled by Mr. Satterfield as trustee of a family trust, 3,400 shares owned by Mr. Satterfield's wife and 720 shares owned by Mr. Satterfield's minor son.

(4) Dr. Taylor disclaims beneficial ownership of 33,296 shares which shares are held in trust for the benefit of Dr. Taylor's wife.

(5) Includes 3,000 shares owned of record by Mr. Wilkinson. Also includes 548 shares owned by Mr. Wilkinson's minor daughter.

(6) Includes 220,000 shares owned of record by Mr. Wilkinson. Also includes 10,000 shares owned of record by Mr. Wilkinson's wife as to which Mr. Wilkinson disclaims beneficial ownership. Mr. Wilkinson is a principal stockholder of the Corporation (see "PRINCIPAL STOCKHOLDERS" above).

------------------------------------------------------------------------

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

  Based upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Corporation during or with respect to its most recent fiscal year, and, information available to the Corporation in its capacity as transfer agent for the Corporation's common stock, it was determined that the following individuals inadvertently failed to file the appropriate reports on a timely basis:

     Mr. Miller had one (1) late report on Form 4 involving one (1) transaction.

     Mr. Peters had three (3) late reports on Form 4 involving three (3) transactions.

  Based upon information available to it, the Corporation believes that, subsequently, all other reports and transactions have been timely filed.

                     IDENTIFICATION OF EXECUTIVE OFFICERS

The table below shows the names and ages of all executive officers of the Corporation and/or its subsidiaries and the position held by them and the dates when elected as an executive officer of the Corporation and/or its subsidiaries and the number of shares and percentage owned.


                                                 Year               Present Position with the              Number of Shares
Name                              Age           Elected             Corporation and/or Banks                and Percentage
--------------               -------------  ----------------  -------------------------------------       ------------------
B. L. Jackson                           72              1983  Chairman of the Board of the                   12,612 - .6306%
                                                              Corporation

R. W. Wilkinson                         64              1983  President and Chief Executive Officer       230,000 - 11.5000%
                                                              of the Corporation and First Century
                                                              Bank, N.A.; Chairman, First Century Bank

Charles A. Peters                       74              1983  Secretary of the Corporation                   13,260 - .6630%

William E. Albert                       45              1984  Assistant Secretary of the                        600 - .0300%
                                                              Corporation; Vice President and
                                                              Cashier, First Century Bank, N.A.

Byron K. Satterfield                    57              1989  Executive Vice President and                   17,140 - .8570%
                                                              Trust Officer, First Century
                                                              Bank, N.A.

Ronnie S. Kennett                       58              1989  Senior Vice President/Loans,                    1,000 - .0500%
                                                              First Century Bank, N.A.

J. Ronald Hypes                         35              1994  Treasurer of the Corporation;                     128 - .0064%
                                                              Vice President and Comptroller
                                                              First Century Bank, N.A.


                            COMMITTEES OF THE BOARD

  The Corporation has a standing Audit and Compliance Committee which consists
of five (5) members:   Messrs. Frederick, J. Shott and Richner, as well as two
(2) directors from the subsidiary banks' boards of directors. The Audit and Compliance Committee met four (4) times during 1996. This committee reviews and evaluates significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters. The Audit and Compliance Committee is also responsible for monitoring trust activities, including the review of the assets in each trust as to their safety and current value, the advisability of retaining or disposing of such assets, and whether trust funds awaiting investment or distribution have been held longer than was reasonably necessary.

  Although the Board of the Corporation has no standing nominating committee, the Executive Committee makes recommendations regarding nominees to the Board of Directors. The members of the committee are Messrs. Jones, Peters, Satterfield, Scott Shott and R.W. Wilkinson. This committee met two (2) times during 1996. Additionally, the Executive Committee is responsible for the management of the budget, the development of policies and implementation of such policies, review of personnel and salaries and to exercise, when the board is not in session, all powers of the Board of Directors that may lawfully be delegated.

  The Board of the Corporation has no standing compensation committee. The officers and directors of Pocahontas Bankshares who are also directors or officers of the subsidiary banks do not receive compensation from the Corporation. The salaries of the officers and employees of the Corporation's wholly-owned subsidiaries are established by the boards of directors and committees of those respective subsidiaries.

  The Board of the Corporation met five (5) times in 1996. The following directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the board on which he served: Messrs. Frederick, Jones, S. Shott, Sowers and Thomas.

                           COMPENSATION OF DIRECTORS

  The directors of the Corporation were paid $300 for each Corporation board meeting attended during 1996. Also, non-employee directors were paid $100 for each committee meeting attended. Employee directors were not paid for committee meetings. Directors of the Corporation who were also directors of the various subsidiaries received compensation as follows: First Century Bank, N.A. - $200 for each board meeting attended and $100 for each committee meeting attended; First Century Bank - $100 for each board meeting attended and $50 for each committee meeting attended. During 1996 there were no other arrangements pursuant to which any director of the Corporation was compensated for services as a director.

  Also, in lieu of paying fees for attending committee meetings of the various boards of directors of the Corporation and its subsidiaries, Messrs. Satterfield and Wilkinson, officers of First Century Bank, N.A., were paid monthly fees for each of the boards of directors of the Corporation and its subsidiaries on which they serve.


                             EXECUTIVE COMPENSATION

  The following summary compensation table sets forth through December 31, 1996, the information concerning compensation for services rendered during the Corporation's past three fiscal years to the Corporation and/or its subsidiaries in all capacities paid to or accrued for the Chief Executive Officer, and any other executive officer whose salary and bonus exceeded $100,000.00 for those years.

     Name of Individual                                             Other                  All
       and Capacities                 Cash                          Annual                Other
      in which served         Year   Salary   Bonus/(1)/     Compensation/(2)/     Compensation/(3)/
-------------------------------------------------------------------------------------------------------
R. W. Wilkinson               1996  $181,680        $29,533                $4,600               $28,669
President, Chief              1995   174,480         28,113                 4,050                25,316
Executive Officer             1994   167,190         26,628                 4,650                22,436
and Director of the
Corporation and Bluefield;
Chairman of the Board,
Wytheville

Byron K. Satterfield          1996  $ 92,868        $13,361                $3,700               $10,998
Director of the               1995    89,280         12,637                 2,850                 9,731
Corporation and               1994    85,020         11,847                 4,000                 9,305
Executive Vice President
and Trust Officer of
Bluefield

(1) The amounts in the Bonus column include cash bonuses paid pursuant to a plan approved by the Board of

     Directors covering officers and employees, providing for cash bonus payments calculated on the basis of the interaction between the Corporation's net income and a percentage of salary formula. The interaction of the percentage of salary formula with net income produced a progressive scale of bonus payments from 9.03% of the participant's salary to 11.12% of the participant's salary depending upon whether the participant was an employee or executive officer. Mr. Wilkinson received the following amounts under this plan: 1996 - $20,603; 1995 - $19,803; and 1994 - $18,868. Mr. Satterfield received the following amounts under this plan: 1996 -$10,528; 1995 - $10,128; and 1994 - $9,594. A similar bonus plan is in effect for the fiscal year ending December 31, 1997. Additionally, under a split-dollar life insurance arrangement, Mr. Wilkinson received the following bonus amounts to be applied to the cost of insurance: 1996 - $8,930; 1995 - $8,310; and 1994 - $7,760. Mr.
     Satterfield received the following amounts under a similar split-dollar life insurance arrangement: 1996 - $2,833; 1995 - $2,509; and 1994 -
     $2,253.

(2)  Includes amounts paid for services as a director.

(3) Includes amounts contributed by the Corporation pursuant to its qualified 401(k) retirement savings plan as follows: Mr. Wilkinson, 1996 - $4,220; 1995 - $4,255; and 1994 - $4,620; Mr. Satterfield, 1996 - $4,200; 1995 -
     $3,910; and  1994 - $4,397.   Additionally, the current dollar value of the
     benefit to executive officers of the remainder of the premiums paid by the Corporation under a split-dollar life insurance arrangement, projected on an actuarial basis, is as follows: Mr. Wilkinson, 1996 - $24,449; 1995 - $21,061; and 1994 - $17,816; Mr. Satterfield, 1996 - $6,798; 1995 - $5,821;
     and 1994 - $4,908.

    The Corporation provides certain personal benefits to officers not directly related to job performance, such as personal use of automobiles and the portion of club dues and fees which may be attributable to personal use. Management of the Corporation has concluded that the aggregate amounts of such personal benefits do not exceed the lesser of either $50,000 or 10% of total salary and bonus for any individual officer.

                            RETIREMENT SAVINGS PLAN

     The Corporation maintains a qualified 401(k) retirement savings plan. All full time employees are eligible to participate on a voluntary basis, after completing their first year of service. All employee contributions were matched by the Corporation at a rate of fifty percent (50%) of the employee contribution for 1996.

                                 PENSION PLAN

     The Corporation and its subsidiaries have maintained a qualified, noncontributory pension plan for which each year's accrued costs are funded by the bank. This plan was amended January 1, 1989, to incorporate any new subsidiaries which may become associated with the Corporation. Amounts are accrued or set aside each fiscal year to provide fixed benefits to employees in the event of retirement at a specified age after a specified number of years of service. The amount of estimated annual benefits upon retirement assumes that the employee will continue to be employed at his or her present compensation until retirement at age 65. All employees who have attained the age of 20 1/2 and who have been employed for at least six (6) months are eligible to participate. Benefits are determined on an actuarial basis under a formula which takes into consideration the participant's years of service and highest average earnings. The cost of contributions to the plan is not included in the table contained under the caption "EXECUTIVE COMPENSATION" because the regular actuaries of the plan cannot readily calculate the amount of the contribution applicable to individual members of the plan. Because of the present excess funded position of the pension plan, no contributions have been made since 1985.

     The table set forth below illustrates the estimated annual retirement benefits payable to salaried employees, based on approximate current salary levels, assuming retirement at age 65 on January 1, 1997.


 Average Annual                       Years of Service
 Salary, Highest            -----------------------------------
   Five Years         15      20        25       30       35        40
----------------   -------  -------  -------  -------  --------  --------
  15,000           $ 4,275  $ 5,700  $ 7,125  $ 8,550  $  9,975  $ 11,400
  25,000             7,125    9,500   11,875   14,250    16,625    19,000
  35,000             9,975   13,300   16,625   19,950    23,275    26,600
  45,000            12,825   17,100   21,375   25,650    29,925    34,200
  55,000            15,675   20,900   26,125   31,350    36,575    41,800
  65,000            18,525   24,700   30,875   37,050    43,225    49,400
  75,000            21,375   28,500   35,625   42,750    49,875    57,000
  85,000            24,225   32,300   40,375   48,450    56,525    64,600
  95,000            27,075   36,100   45,125   54,150    63,175    72,200
  105,000           29,925   39,900   49,875   59,850    69,825    79,800
  115,000           32,775   43,700   54,625   65,550    76,475    87,400
  125,000           35,625   47,500   59,375   71,250    83,125    95,000
  135,000           38,475   51,300   64,125   76,950    89,775   102,600
  145,000           41,325   55,100   68,875   82,650    96,425   110,200
  150,000           42,750   57,000   71,250   85,500    99,750   114,000
  155,000           44,175   58,900   73,625   88,350   103,075   117,800
  160,000           45,600   60,800   76,000   91,200   106,400   121,000

  As of December 31, 1996, Mr. Wilkinson had 34 credited years of service and Mr. Satterfield had 33 credited years of service under the pension plan.

                              CERTAIN TRANSACTIONS

EXTENSIONS OF CREDIT

  The Corporation, through its wholly-owned subsidiaries, has had, and expects to have in the future, banking transactions in the ordinary course of its business with some of its directors, officers, principal stockholders, and the companies with which they are associated. All loans and commitments to extend loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, at the time these credits were made they did not present more than normal risk of collectibility or present other unfavorable circumstances.


                              INDEPENDENT AUDITORS

  A proposal will be submitted at the Annual Meeting seeking the ratification of the firm of Coopers & Lybrand L.L.P., Certified Public Accountants, as the Corporation's independent auditors for the fiscal year ending December 31, 1997. Coopers & Lybrand has served as the Corporation's independent auditors since 1993.

  A representative of Coopers & Lybrand will be present at the Annual Meeting with the opportunity to make a statement if they desire and will be available to respond to questions of stockholders.

                                OTHER BUSINESS

  The Board of Directors and management of the Corporation are not aware of any other matters not referred to in the enclosed Proxy which may be brought before the Annual Meeting. However, if any matter other than the election of directors, the ratification of the selection of independent auditors or matters incident thereto should properly come before the Annual Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. As of the date of the preparation of this Proxy Statement, no stockholder has submitted to management any proposal to be acted upon at the Annual Meeting.

                 1998 ANNUAL MEETING-PROPOSALS OF STOCKHOLDERS

  Any stockholder who intends to present a proposal at the Corporation's Annual Meeting, to be held in April 1998, must submit the proposal to its principal executive office at P. O. Box 1559, Bluefield, West Virginia 24701, (304) 325-8181, on or before December 31, 1997, for inclusion in the Corporation's Proxy Statement and form of Proxy for the Annual Meeting. All stockholders' proposals should be sent by registered mail return receipt requested.

                             FINANCIAL INFORMATION

  A COPY OF THE CORPORATION'S 1996 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE 1996 ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE FROM J. RONALD HYPES, TREASURER, POCAHONTAS BANKSHARES CORPORATION, P. O. BOX 1559, BLUEFIELD, WEST VIRGINIA 24701, (304) 325-8181.

  THE CORPORATION WILL FILE ITS ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY BE OBTAINED FROM THE CORPORATION AT THE ADDRESS INDICATED ABOVE.

                                             B. L. JACKSON, JR.
                                             CHAIRMAN OF THE BOARD

                                             R. W. WILKINSON, PRESIDENT
                                             AND CHIEF EXECUTIVE OFFICER
Bluefield, West Virginia
March 28, 1997

                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF

                       POCAHONTAS BANKSHARES CORPORATION

  The undersigned stockholder(s) of POCAHONTAS BANKSHARES CORPORATION, hereby appoints and constitutes HAROLD L. MILLER, CHARLES A. PETERS, BYRON K. SATTERFIELD AND WALTER L. SOWERS, or any one of them, but if more than one present, a majority of them present, to act as lawful attorney or proxy of the undersigned, with the power of substitution for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 15, 1997, at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, at 11:00 a.m. or any adjournment thereof, for the following purposes and upon any other matters that may come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies:

1.To elect fourteen (14) directors of the Corporation for terms of one year, and until their successors are elected and qualified.
  [_] FOR all nominees listed below    [_] WITHHOLD AUTHORITY You may withhold
  (except as marked to the contrary        authority to vote for any nominee by
  below)                                   lining through or otherwise striking
                                           out his name.

  Eustace Frederick         C. E. Richner              J. Brookins Taylor, M.D.
  B. L. Jackson, Jr.        Byron K. Satterfield       James P. Thomas, M.D.
  Robert M. Jones, M.D.     John C. Shott              Frank. W. Wilkinson
  Harold L. Miller          Scott H. Shott             R. W. Wilkinson
  Charles A. Peters         Walter L. Sowers

                 (Continued and to be signed on reverse side)

2. To ratify the selection of the firm of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors of the Corporation for the fiscal year ending December 31, 1997.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.
  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                  Dated this ............, 1997

                                                  .............................
                                                                      Signature

                                                  .............................
                                                                      Signature
                                                  (When signing as an
                                                  attorney, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If
                                                  a corporation, please sign
                                                  in full corporate name by
                                                  President or other
                                                  authorized officer. If a
                                                  partnership, please sign in
                                                  partnership name by
                                                  authorized person. For joint
                                                  accounts, each joint owner
                                                  should sign.)
  (Please date and sign exactly as name(s) appear on the share certificate.)